Exhibit 99.1

FOR IMMEDIATE RELEASE

XPERI inc. Announces second Quarter 2023 Results

Strategic Momentum Continues with Additional Wins for TiVo OS and Connected Car

San Jose, Calif. (August 9, 2023) – Xperi Inc. (NYSE: XPER) (the “Company” or “Xperi”), an entertainment technology company that invents, develops, and delivers technologies that enable extraordinary experiences, today announced second quarter 2023 financial results for the period ended June 30, 2023.

“We are pleased to see strategic momentum continue in key growth areas of our business, particularly in Media Platform and Connected Car. We had a productive quarter with TV partners, and now expect to see Smart TVs with our TiVo OS ship in North America next year. Further, our automotive design wins continue to build,” said Jon Kirchner, chief executive officer of Xperi. “These accomplishments continue to position us for long-term revenue growth and improved profitability.”

Financial Highlights

GAAP Highlights ($ millions, except per share data)	Q2 FY23	Q2 FY22
Revenue	$126.9	$126.2
GAAP Operating Loss	$(35.2)	$(22.3)
GAAP Loss per Share	$(0.90)	n/a

Non-GAAP Highlights ($ millions, except per share data)[1]	Q2 FY23	Q2 FY22
Revenue	$126.9	$126.2
Non-GAAP Operating Income/(Loss)	$(1.2)	$6.8
Adjusted EBITDA	$5.2	$12.1
Non-GAAP Loss per Share	$(0.09)	n/a

1 For further information on supplemental non-GAAP metrics, refer to the “Non-GAAP Financial Measures” and GAAP to non-GAAP Reconciliations below.

Recent Key Operating Achievements

Media Platform

•
Announced Sharp as the second Smart TV OEM to launch TVs Powered by TiVo. The first TVs under this multi-year, multi-million-unit agreement are expected to ship in 2024 starting in Europe.
•
Signed a third Smart TV OEM to integrate the TiVo Operating System into their TV lineup in 2024.
•
Smart TVs Powered by TiVo are now expected to ship in North America next year, opening a new market for Smart TV monetization.
•
Signed an agreement with Sony to deploy our content search-and-discovery web browser within Sony’s Smart TV lineup, adding another element to our monetization footprint.

Connected Car

•
Expanded DTS AutoStage in-cabin entertainment platform to over four million vehicles globally, spanning five automotive brands. Contracted with broadcast groups representing over 4,000 radio stations to enhance the metadata and content delivered to AutoStage users.
•
Won a new DTS AutoSense program for in-cabin driver and occupant monitoring with a Top-3 car manufacturer. This global program is expected to begin incorporating AutoSense into vehicles in late 2024 for the 2025 model year.
•
Launched HD Radio in more than ten additional models in North America, furthering penetration in the new car market.

Pay TV

•
Continued double-digit subscriber growth in TiVo IPTV, signing seven new service providers across the Americas during the quarter.
•
TiVo+ streaming service is now available across 25 additional video service providers in the quarter, adding more scale to our monetization footprint.
•
Deployed TiVo search-and-recommendation technology with a Top-5 U.S. video service provider, reaching millions of additional households.

Consumer Electronics

•
Signed several multi-year license renewals with major consumer electronics manufacturers for DTS audio technology and Play-Fi wireless technology, demonstrating the market appeal and longevity of these solutions.

Financial Outlook

The Company reaffirms its outlook for fiscal 2023.

Category ($ in millions)	GAAP Outlook	Non-GAAP Outlook
Revenue	510 to 540	510 to 540
Adjusted EBITDA Margin[1,2]	n/a	6% to 10%

1 See discussion of “Non-GAAP Financial Measures” below.

2 With respect to Adjusted EBITDA Margin, the Company has determined that it is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure with a reasonable degree of confidence in its accuracy without unreasonable effort, as items including restructuring and impacts from discrete tax adjustments and tax law changes are inherently uncertain and depend on various factors, many of which are beyond the Company's control.

Conference Call Information

The Company will hold its second quarter 2023 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Wednesday, August 9, 2023. To access the call toll-free, please dial 1-888-660-6513, otherwise dial 1-929-203-0876. The conference ID is 5483252. All participants should dial in 15 minutes prior to the start of the call using the conference ID listed above. Alternatively, the call can be accessed via the following webcast link: Q2 2023 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In some cases, you can identify forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Xperi Inc.

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands and partnerships (DTS®, HD Radio™, TiVo®), and by its startup, Perceive, and IMAX Enhanced, an IMAX and DTS partnership, are integrated into billions of consumer devices and media platforms worldwide, powering smart devices, connected cars and entertainment experiences. Xperi has created a unified ecosystem that reaches highly engaged consumers driving increased value for partners and customers.

Xperi, DTS, HD Radio, Perceive, TiVo, and their respective logos are trademarks or registered trademarks of affiliated companies and partners of Xperi Inc. in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company’s earnings release contains non-GAAP financial measures adjusted for either one-time or ongoing non-cash acquired intangibles amortization charges; amortization of capitalized cloud computing costs; costs related to actual or planned acquisitions, financing, and divestitures including transaction fees, integration costs, severance, facility closures, and retention bonuses; separation costs; all forms of stock-based compensation; impairment of assets and goodwill; other items not indicative of our ongoing operating performance, and related tax effects for each adjustment. Management believes that the non-GAAP measures used in this release provide investors with important perspectives into the Company’s ongoing business and financial performance and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as Adjusted EBITDA, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported GAAP to non-GAAP financial metrics.

Xperi Investor Contact:

Mike Iburg

VP, Investor Relations

+1 408-321-3827

ir@xperi.com

Media Contact:

Amy Brennan

Senior Director, Corporate Communications

+1 949-518-6846

amy.brennan@xperi.com

– Tables Follow –

SOURCE: XPERI INC.

XPER-E

# # #

XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

Revenue	$126,872	$126,203	$253,711	$245,092
Operating expenses:
Cost of revenue, excluding depreciation and amortization of intangible assets	30,856	26,879	58,648	54,286
Research and development	55,701	51,372	110,557	101,572
Selling, general and administrative	56,497	50,341	114,273	100,193
Depreciation expense	4,202	5,144	8,295	10,707
Amortization expense	14,798	14,760	29,625	29,553
Impairment of long-lived assets	-	-	1,096	-
Total operating expenses	162,054	148,496	322,494	296,311
Operating loss	(35,182)	(22,293)	(68,783)	(51,219)
Other income (expense), net	908	(290)	1,276	226
Loss before taxes	(34,274)	(22,583)	(67,507)	(50,993)
Provision for income taxes	5,090	8,395	4,796	10,475
Net Loss	(39,364)	(30,978)	(72,303)	(61,468)
Less: net loss attributable to noncontrolling interest	(969)	(848)	(1,908)	(1,816)
Net loss attributable to the Company	$(38,395)	$(30,130)	$(70,395)	$(59,652)
Loss per share attributable to the Company:
Basic and Diluted loss per share	$(0.90)	$(0.72)	$(1.66)	$(1.42)

Weighted-average number of shares used in per share calculations - basic and diluted	42,770	42,024	42,499	42,024

XPERI INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$112,159	$160,127
Accounts receivable, net	75,870	64,712
Unbilled contracts receivable, net	60,068	65,251
Prepaid expenses and other current assets	39,972	42,174
Total current assets	288,069	332,264
Unbilled contracts receivable, noncurrent	16,840	4,289
Property and equipment, net	46,357	47,827
Operating lease right-of-use assets	47,013	52,901
Intangible assets, net	235,018	264,376
Deferred tax assets	2,395	2,096
Other noncurrent assets	35,435	33,158
Total assets	$671,127	$736,911
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$11,471	$14,864
Accrued liabilities	91,122	110,014
Deferred revenue	24,623	25,363
Total current liabilities	127,216	150,241
Long-term debt	50,000	50,000
Deferred revenue, noncurrent	18,126	19,129
Operating lease liabilities, noncurrent	37,821	42,666
Deferred tax liabilities	12,462	12,899
Other long-term liabilities	11,092	12,990
Total liabilities	256,717	287,925
Commitments and contingencies
Equity:
Preferred stock	-	-
Common stock	43	42
Additional paid-in capital	1,173,100	1,136,330
Accumulated other comprehensive loss	(3,174)	(4,119)
Accumulated deficit	(739,230)	(668,835)
Total Company stockholders’ equity	430,739	463,418
Noncontrolling interest	(16,329)	(14,432)
Total equity	414,410	448,986
Total liabilities and equity	$671,127	$736,911

XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(72,303)	$(61,468)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation of property and equipment	8,295	10,707
Amortization of intangible assets	29,625	29,553
Stock-based compensation	34,059	19,176
Impairment of long-lived assets	1,096	-
Deferred income taxes	(736)	-
Other	(105)	930
Changes in operating assets and liabilities:
Accounts receivable	(11,480)	29
Unbilled contracts receivable	(7,324)	5,083
Other assets	1,106	(4,714)
Accounts payable	(4,691)	3,835
Accrued and other liabilities	(20,428)	(19,911)
Deferred revenue	(1,743)	(5,474)
Net cash used in operating activities	(44,629)	(22,254)
Cash flows from investing activities:
Purchases of property and equipment	(6,108)	(7,150)
Purchases of intangible assets	(91)	(73)
Net cash used in investing activities	(6,199)	(7,223)
Cash flows from financing activities:
Net transfers from Former Parent	-	44,131
Proceeds from issuance of common stock under employee stock purchase plan	5,850	-
Withholding taxes related to net share settlement of restrict awards	(3,127)	-
Net cash provided by financing activities	2,723	44,131
Effect of exchange rate changes on cash and cash equivalents	137	(2,092)
Net (decrease) increase in cash and cash equivalents	(47,968)	12,562
Cash and cash equivalents at beginning of period	160,127	120,695
Cash and cash equivalents at end of period	$112,159	$133,257
Supplemental disclosure of cash flow information:
Interest paid	$1,496	$-
Income taxes paid, net of refunds	$10,109	$8,418

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net loss attributable to the Company:
Three Months Ended
June 30, 2023

GAAP net loss attributable to the Company	$(38,395)

Adjustments to GAAP net loss attributable to the Company:
Stock-based compensation expense:
Cost of revenue, excluding depreciation and amortization of intangible assets	927
Research and development	6,405
Selling, general and administrative	10,759
Amortization of intangible assets	14,798
Separation and integration-related costs:
Transaction and integration related costs recorded in selling, general and administrative	608
Separation costs recorded in selling, general and administrative	14
Severance and retention recorded in cost of revenue, excluding depreciation and amortization of intangible assets	17
Severance and retention recorded in research and development	172
Severance and retention recorded in selling, general and administrative	246
Non-GAAP tax adjustment (1)	748
Non-GAAP net loss attributable to the Company	$(3,701)

Loss per share attributable to the Company:
Three Months Ended
June 30, 2023

GAAP loss per share attributable to the Company	$(0.90)

Adjustments to GAAP loss per share attributable to the Company:
Stock-based compensation expense	0.42
Amortization expense	0.35
Separation and integration related costs	0.02
Non-GAAP tax adjustment	0.02
Non-GAAP loss per share attributable to the Company	$(0.09)

GAAP weighted average number of shares-basic/diluted	42,770
Non-GAAP weighted average number of shares-basic/diluted	42,770

(1) The provision for income taxes is adjusted to reflect the net direct and indirect income tax effects of the various non-GAAP pretax adjustments.

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands)

(unaudited)

	Three Months Ended June 30,
	2023	2022

GAAP operating loss	$(35,182)	$(22,293)
Adjustments to GAAP operating loss:
Stock-based compensation expense:
Cost of revenue, excluding depreciation and amortization of intangible assets	927	773
Research and development	6,405	5,681
Selling, general and administrative	10,759	6,086	(2)
Amortization of intangible assets	14,798	14,760
Separation and integration-related costs:
Transaction and integration related costs recorded in selling, general and administrative	608	2,058
Separation costs recorded in selling, general and administrative	14	-
Severance and retention recorded in cost of revenue, excluding depreciation and amortization of intangible assets	17	(37)
Severance and retention recorded in research and development	172	(193)
Severance and retention recorded in selling, general and administrative	246	(62)
Non-GAAP operating income (loss)	$(1,236)	$6,773

(2) Includes $2.0 million of stock-based compensation expense that was recognized in operating results as part of the corporate and shared functional employees expenses allocation during the three months ended June 30, 2022.

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands)

(unaudited)

	Three Months Ended June 30,
	2023	2022

GAAP loss before taxes	$(34,274)	$(22,583)

Interest expense	795	—
Depreciation expense	4,202	5,144
Amortization of intangible assets	14,798	14,760
Amortization of capitalized cloud computing costs	485	471
Separation and integration-related costs:
Transaction and integration related costs recorded in selling, general and administrative	608	2,058
Separation costs recorded in selling, general and administrative	14	—
Severance and retention recorded in cost of revenue, excluding depreciation and amortization of intangible assets	17	(37)
Severance and retention recorded in research and development	172	(193)
Severance and retention recorded in selling, general and administrative	246	(62)
Stock-based compensation expense:
Cost of revenue	927	773
Research and development	6,405	5,681
Selling, general and administrative	10,759	6,086	(3)
Non-GAAP Adjusted EBITDA	$5,154	$12,098

(3) Includes $2.0 million of stock-based compensation expense that was recognized in operating results as part of the corporate and shared functional employees expenses allocation during the three months ended June 30, 2022.